                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 25, 2002




                        MURRAY INCOME PROPERTIES II, LTD.
               (Exact Name of Registrant as Specified in Charter)

====================================================================================================================
                 TEXAS                                   0-17183                            75-2085586
------------------------------------------- ---------------------------------- -------------------------------------
(State or Other Jurisdiction of                     (Commission File                     (I.R.S. Employer
Incorporation or Organization)                           Number)                      Identification Number)
====================================================================================================================


                     13615 Neutron Road, Dallas, Texas 75244
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 991-9090



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Murray Income Properties II, Ltd. ("MIP II" or the "Partnership") owns a 15% interest in Tower Place Joint Venture (the "Joint Venture"). The remaining 85% of the Joint Venture is owned by Murray Income Properties I, Ltd. ("MIP I"), a publicly registered real estate limited partnership, the general partners of which are affiliates of the General Partners of the Partnership. On March 25, 2002, pursuant to a Purchase and Sale Agreement dated effective January 2, 2002, as amended, the Joint Venture sold the Tower Place Festival Shopping Center, located in Pineville (Charlotte), North Carolina, to Investment Property Exchange Services, Inc. (the "Purchaser") for a net sale price of $13,050,000 in cash. The sale of this property was authorized by the limited partners at a special meeting held on March 10, 2000. The Purchaser has no relationship with the Joint Venture, MIP II or MIP I or their general partners and their officers and directors (or their affiliates). The Joint Venture anticipates that the commissions and expenses of the sale will be approximately $480,000, resulting in net proceeds to the Joint Venture of approximately $12,570,000 and a gain of approximately $3,900,000. MIP II will realize 15% of these amounts, or approximately $1,885,500 in net proceeds and $585,000 in gain, respectively, and MIP I will realize 85% of these amounts, or approximately $10,684,500 in net proceeds and $3,315,000 in gain, respectively.

           The net sale price of $13,050,000 exceeds the 95% of the appraised value as disclosed in the proxy statement that was mailed to the Partnership's limited partners on or about January 14, 2000 (the "proxy").

           Because the sale of the Tower Place Festival Shopping Center represents the sale of the last property owned by the Partnership, the Partnership will now proceed as soon as practicable with the orderly winding up of the Partnership's affairs, followed by the complete liquidation and dissolution of the Partnership.

           After the Partnership pays or reserves for all costs associated with the liquidation and dissolution process, all previously undistributed operating income and all previously undistributed net proceeds from the sale of the Partnership's properties will be distributed to the limited partners. In connection with the liquidation and dissolution process, the General Partners will not accept any transfers of limited partnership interests after April 30, 2002, so that the General Partners can calculate and make the final distributions to the limited partners. While the amounts to be distributed cannot be determined at this time, it is currently anticipated that the distributions will be made no later than May 31, 2002; however, the distributions may occur after that date due to any administrative difficulties that the General Partners may encounter.

           As was stated in the proxy, as part of the liquidation and dissolution process the Partnership will distribute 2% of the original equity of the Partnership, or $629,374, to a special liquidating trust which will hold these funds for three years after the liquidation and dissolution of the Partnership in order to meet any contingent liabilities which may arise. Mitchell Armstrong, the President of the corporate general partner of MIP II and MIP I, will serve as the trustee of the liquidating trust and receive a normal and customary fee for services. The General Partners of the Partnership do not believe there are any material, contingent claims outstanding. However, because of the representations and warranties given to purchasers of the Partnership's properties and because there may be claims from parties unknown to the Partnership at this time, the Partnership will set aside these funds in the liquidating trust for three years. Any remaining assets of the liquidating trust will be distributed to the beneficiaries (the former limited partners of the Partnership) at the end of the three year period.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
PRO FORMA BALANCE SHEET
DECEMBER 31, 2001
(UNAUDITED)

                                                                      Pro Forma
                                                 Historical        Adjustment for
                                                 Summary at          Tower Place          Pro Forma
                                              December 31, 2001     Joint Venture     December 31, 2001
                                              -----------------    --------------     -----------------
Assets

Investment in joint venture                       $1,365,351         $  590,560          $ 1,955,911
Cash and cash equivalents                          8,052,680                               8,052,680
Other assets                                             661                                     661
                                                  ----------         ----------          -----------
                                                  $9,418,692         $  590,560          $10,009,252
                                                  ==========         ==========          ===========

Liabilities and Partners' Equity

Account payable                                   $    5,648         $                   $     5,648
Other liabilities                                    239,000                                 239,000
                                                  ----------         ----------          -----------
Total liabilities                                    244,648                  0              244,648
                                                  ----------         ----------          -----------


Total partners' equity                             9,174,044            590,560            9,764,604
                                                  ----------         ----------          -----------
                                                  $9,418,692         $  590,560          $10,009,252
                                                  ==========         ==========          ===========

See notes to pro forma financial statements

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
PRO FORMA STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2001
(UNAUDITED)

                                           Historical
                                             Summary             Pro Forma            Pro Forma
                                          For the Year        Adjustment for           For the
                                              Ended             Tower Place          Year Ended
                                        December 31, 2001      Joint Venture      December 31, 2001
                                        -----------------     --------------      -----------------
Income
   Rental                                  $   31,984           $                    $   31,984
   Interest                                   342,186                                   342,186
   Equity in earnings of joint venture        189,257             (188,536)                 721
                                           ----------           ----------           ----------
                                              563,427             (188,536)             374,891
                                           ----------           ----------           ----------

Expenses:
   Property operating                           1,936                                     1,936
   General and administrative                 281,866                    0              281,866
                                           ----------           ----------           ----------
                                              283,802                    0              283,802
                                           ----------           ----------           ----------


Net earnings                               $  279,625           $ (188,536)          $   91,089
                                           ==========           ==========           ==========

Net earnings allocated to
   Limited Partners                        $  251,663           $ (169,682)          $   81,980
                                           ==========           ==========           ==========

Basic earnings per limited
   partnership interest                    $     0.80           $    (0.54)          $     0.26
                                           ==========           ==========           ==========


See notes to pro forma financial statements

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
NOTES TO PRO FORMA FINANCIAL STATEMENTS
(UNAUDITED)

           The unaudited pro forma balance sheet as of December 31, 2001 is based on the unaudited historical financial statements of the Partnership after giving effect to the disposition as described in Item 2 as if the sale had been consummated as of December 31, 2001.

           The unaudited pro forma statement of earnings for the twelve months ended December 31, 2001 is based on the unaudited historical statement of earnings of the Partnership after giving effect to the disposition as described in Item 2 as if the sale had been consummated on January 1, 2001.

           These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements of the Partnership including its Annual Report on Form 10-K for the year ended December 31, 2001.

(c)      EXHIBITS.

         10.1 Purchase and Sale Agreement dated effective as of January 2, 2002 by and between Tower Place Joint Venture and Tisano Realty, Inc. Reference is made to Exhibit 10v to the 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2002. (File No. 0-17183)

         10.2 First Amendment to Purchase and Sale Agreement effective as of February 1, 2002 by and between Tower Place Joint Venture and Tisano Realty, Inc. Reference is made to Exhibit 10w to the 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2002. (File No. 0-17183)

         10.3 Second Amendment to Purchase and Sale Agreement effective as of February 14, 2002 by and between Tower Place Joint Venture and Tisano Realty, Inc. Reference is made to Exhibit 10x to the 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2002. (File No. 0-17183)

         10.4 Assignment of Purchase and Sale Contract dated March 20, 2002 by and between Tower Place Joint Venture, Tisano Realty, Inc. and Investment Property Exchange Services, Inc. Filed herewith.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MURRAY INCOME PROPERTIES II, LTD.

                                       By:  Murray Realty Investors IX, Inc.,
                                            a general partner


                                            By:    /s/ Mitchell Armstrong
                                               ---------------------------------
                                                   Mitchell Armstrong
                                                   President




Date: April 9, 2002

                                  EXHIBIT LIST


         10.1 Purchase and Sale Agreement dated effective as of January 2, 2002 by and between Tower Place Joint Venture and Tisano Realty, Inc. Reference is made to Exhibit 10v to the 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2002. (File No. 0-17183)

         10.2 First Amendment to Purchase and Sale Agreement effective as of February 1, 2002 by and between Tower Place Joint Venture and Tisano Realty, Inc. Reference is made to Exhibit 10w to the 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2002. (File No. 0-17183)

         10.3 Second Amendment to Purchase and Sale Agreement effective as of February 14, 2002 by and between Tower Place Joint Venture and Tisano Realty, Inc. Reference is made to Exhibit 10x to the 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2002. (File No. 0-17183)

         10.4 Assignment of Purchase and Sale Contract dated March 20, 2002 by and between Tower Place Joint Venture, Tisano Realty, Inc. and Investment Property Exchange Services, Inc. Filed herewith.